UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 29, 2019

(Date of Report (date of earliest event reported))

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1305 O’Brien Drive Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

In connection with the proposed acquisition of Pacific Biosciences of California, Inc. (“Pacific Biosciences”) by Illumina, Inc. (“Illumina”), five lawsuits were filed, with each lawsuit naming Pacific Biosciences and its directors as defendants. Three putative class action complaints, captioned Wang v. Pacific Biosciences of California, Inc., et al., No. 3:18-cv-7450 (N.D. Cal.), Morrison v. Pacific Biosciences of California, Inc., et al., No. 3:18-cv-7654 (N.D. Cal.), and Speiser v. Pacific Biosciences of California, Inc., et al., No. 3:19-cv-0072 (N.D. Cal.), were filed in the United States District Court for the Northern District of California on December 11, 2018, December 20, 2018, and January 4, 2019, respectively. A fourth putative class action complaint, captioned Rosenblatt v. Pacific Biosciences of California, Inc., et al., No. 1:18-cv-2005 (D. Del.), was filed in the United States District Court for the District of Delaware on December 18, 2018. An individual complaint, captioned Washington v. Pacific Biosciences of California, Inc., et al., No. 5:18-cv-7614 (N.D. Cal.), was filed in the United States District Court for the Northern District of California on December 19, 2018. Each of the lawsuits asserted claims under Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934 in connection with the disclosures contained in Pacific Biosciences’ preliminary proxy statement on Schedule 14A, filed with the Securities Exchange Commission (the “SEC”) on December 5, 2018, Pacific Biosciences’ definitive proxy statement on Schedule 14A, filed with the SEC on December 18, 2018, or both. The complaints sought a variety of equitable and injunctive relief including, among other things, enjoining the consummation of the acquisition and awarding the plaintiffs costs and attorneys’ fees.

Although Pacific Biosciences management believed that the claims were without merit, Pacific Biosciences agreed to make supplemental disclosures in exchange for plaintiffs’ agreement that the supplemental disclosures would moot their claims. Pacific Biosciences made these supplemental disclosures in a proxy statement amendment on Schedule 14A, filed with the SEC on January 18, 2019.

On January 29, 2019, all parties to each of the lawsuits reached an agreement pursuant to which Pacific Biosciences would pay a total of $300,000 in attorneys’ fees to the plaintiffs. On January 29, 2019, each plaintiff filed a voluntary dismissal of his or her lawsuit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 31, 2019	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

	By:	/s/ Stephen M. Moore
	Name:	Stephen M. Moore
	Title:	Vice President,
General Counsel and
Corporate Secretary